Exhibit 99.1

Investor Presentation September 2013 © 2013 Ocwen Financial Corporation. All rights reserved.

FORWARD-LOOKING STATEMENT: Our presentation contains certain forward-looking statements that are made pursuant to the safe harbor provisions of the federal securities laws. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. They may involve risks and uncertainties that could cause the company’s actual results to differ materially from the results discussed in the forward-looking statements. Important factors that could cause actual results to differ include, but are not limited to, the characteristics of our servicing portfolio, including prepayment speeds along with delinquency and advance rates; our ability to grow and adapt our business, including the availability of new loan servicing and other accretive business opportunities; our ability to successfully modify delinquent loans, manage foreclosures and sell foreclosed properties; our ability to effectively manage our exposure to interest rate changes; uncertainty related to general economic and market conditions, delinquency rates, home prices and disposition timelines on foreclosed properties; uncertainty related to acquisitions, including our ability to integrate the systems, procedures and personnel of acquired companies as well as other risks detailed in Ocwen’s reports and filings with the Securities and Exchange Commission (SEC) including its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Report on Form 10-Q for the quarter ended June 30, 2013. The forward-looking statements speak only as of the date they are made and except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to update or revise forward-looking statements whether as a result of new information, future events or otherwise. NON-GAAP MEASURES: Our presentation contains non-GAAP performance measures, such as our references to “normalized” results and “adjusted cash flow from operations”. We believe these non-GAAP performance measures may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

Investment Highlights: “Best in Class” Servicer with Unique Advantages Leading provider of residential and commercial mortgage loan servicing and residential mortgage lending 20+ years of innovation in loss mitigation #1 in servicing quality in third-party studies Low cost, scalable servicing platform and technology that helps keep borrowers in their homes 70% lower than average cost-to-service non-performing loans and superior loss mitigation Advanced technology utilizing superior training and dialogue engines improves scalability, reduces outcome variability and substantially lowers losses compared to peers Applies psychological principles to overcome borrower fears and objections Unique track-record of successful acquisitions with experienced management team Sustained track-record of successful large acquisitions Employer of approximately 10,000 professionals and staff worldwide Experienced management with aligned interests (management and the Board have 22% ownership) 3

Investment Highlights: Strong Cash-flows and Substantial Prospects for Growth Sustained history of growth in servicing portfolio Compound annual growth rate of 36% in unpaid principal balance (UPB) since 2000* Over $500 billion servicing portfolio at the end of Q2 2013 on a pro forma basis* From 2012 through June 2013, acquired more than $300 billion in servicing Substantial growth prospects Embedded growth from existing book and improving economy $400 billion pipeline of opportunities that may close over next 12 – 18 months Adjacent markets and other long-term opportunities Strong cash-flows, balance sheet and ability to fund future growth $1.8 billion of cash flow from operations in the last four quarters Potential 10-year cash-flows in excess of $13 billion with long “tail” earnings beyond that Substantial ability to fund new acquisitions without new equity Cash in excess of requirements for growth may be used for stock repurchases * Q2 2013 pro-forma numbers; include estimates for OneWest and Green Point acquisitions and recently closed sub-servicing deal, and excludes Ally sub-servicing portion which is to be transferred to Quicken 4

The Ocwen Advantage: Highly Scalable Platform with Lowest Operating Cost Cost per non-performing loan1 Lowest operating cost for non-performing mortgage servicing 70% cost Over a decade of experience with advantage world-wide operations Superior performance lowering delinquencies provides additional cost advantages as performing loans are less expensive to service 1) Costs reflect second quarter 2013 MIAC cost per non-performing loan compared to Ocwen’s marginal cost analysis for the same period. 5

Low-cost, Scalable Servicing Platform and Technology that Helps Keep Borrowers in their Homes Proprietary servicing system developed over 20+ years at a cost of over $150 million Utilizes advanced optimization algorithms to reduce variability and losses by evaluating loan resolution alternatives Rather than allow discretion to our retention counselors, we rely on a model that always makes the optimal decision No risk of differential treatment to borrowers based on counselor bias Uses artificial intelligence, designed and tested by PhDs in psychology and statistics to develop dialogues with the homeowner Applies psychological principles to overcome borrower fears and objections Delivers consistent and compliant messages to borrowers Dialogue engine combined with proven training methods creates best-in-class retention counselor in three months, rather than the several years for other servicers Simplifies set-up of new call centers regardless of location Hiring based on language skills, empathy and intelligence; experience not required Has allowed more rapid scalability than other servicers 6

What this Means: LOCOM Accounting and Superior Productivity Creates Embedded Value in MSRs Our industry-lowest cost to service creates incremental value embedded in our MSRs Millions of Dollars as of Q2 2013 Fair market value reflects third-party estimates of value Internal valuation revises third-party estimates of value to reflect lower servicing costs. It does not reflect Ocwen’s superior ability to lower delinquencies that would further increase the value of our MSRs 7

# The Ocwen Advantage:
# More Modifications with Lower Re-default Rates

## Comparison of Modification and Re-default Rates for Subprime Securities



60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
Ocwen Mods Outstanding, 56.50%
Modifications outstanding as a percent of portfolio for subprime securities
Non-Ocwen Mods Outstanding, 47.08%
Non-Ocwen Mod 60+, 34.76%
Modification re-defaults (more than 60-days past-due) outstanding as a percent of portfolio for subprime securities
Ocwen Mod 60+, 24.14%
Jul-10 Aug-10 Sep-10 Oct-10 Nov-10 Dec-10 Jan-11 Feb-11 Mar-11 Apr-11 May-11 Jun-11 Jul-11 Aug-11 Sep-11 Oct-11 Nov-11 Dec-11 Jan-12 Feb-12 Mar-12 Apr-12 May-12 Jun-12 Jul-12 Aug-12 Sep-12 Oct-12 Nov-12 Dec-12 Jan-13 Feb-13 Mar-13 Apr-13 May-13 Jun-13

Source: BlackBox Logic – Subprime securities data. *Ocwen data does not include recently acquired Homeward and ResCap loans*

8

OCWEN

A Track Record of Growth Since 2000 Historical Growth in UPB End of Period UPB in Billions of Dollars * Q2 2013 pro-forma numbers; include estimates for OneWest and Green Point acquisitions and recently closed sub-servicing deal, and excludes Ally sub-servicing portion which is to be transferred to Quicken 9

# The Ocwen Advantage: Unique Track-record of Successful Large Acquisitions

**Scalable technology allows for efficient boarding of large, high touch portfolios**

| Date | Portfolio | Number of loans | UPB | Approx. Days Notice to Board |
|---|---|---|---|---|
| 3Q2009 | Freddie Mac - TBW DQ Loan Subservicing | 24,000 | $4.2 billion | 11 days |
| 4Q2009 | Undisclosed - Subprime Subservicing | 62,000 | $9.6 billion | 45 days |
| 1Q2010 | Saxon - MSR Purchase | 36,000 | $6.7 billion | 45 days |
| 3Q2010 | HomEq - MSR Purchase | 134,000 | $22.3 billion | 90 days |
| 2Q2011 | Undisclosed - Subprime Subservicing | 13,000 | $3.2 billion | 45 days |
| 3Q2011 | Litton - MSR Purchase | 156,000 | $23.2 billion | 90 days |
| 4Q2011 | Litton - MSR Purchase | 87,000 | $14.7 billion | 150 days |
| 2Q2012 | Saxon and JPMorgan Chase - MSR Purchases | 104,000 | $20.2 billion | 90 days |
| 2Q2012 | Bank of America – MSR Purchase | 53,000 | $10.7 billion | 90 days |
| 2Q2012 | Aurora Bank – Commercial MSR Purchase | 3,316 | $1.8 billion | 75 days |
| 2Q2012 | Large Bank Subservicing – Held For Investment Loans | 9,000 | $1.8 billion | 120 days |
| 3Q2012 - 4Q2012 | Large Bank Subservicing - Monthly Flow 100% delinquent | 8,000 – 10,000 | Varied | 30 days |
| 4Q2012 | Fannie Bulk MSR | 7,000 | $2.4 billion | 90 days |
| 4Q2012 | Homeward Residential | 300,700 | $55.6billion | 60 days |
| 1Q2013 | ResCap Portfolio | 1,740,000 | $269 billion | 120 days |
| 3Q2013 | Large Bank Subservicing – Subprime | 19,400 | $3.0 billion | 60 days |

10

OCWEN

The Ocwen Advantage: Unique Track-record of Successful Large Acquisitions Delinquency Percentage (90+ Days) by Portfolio(1) Advances as % of UPB(1),(2) 1) Excludes loans on the ResCap platform 2) Includes advances not on Ocwen’s books due to transfer to HLSS 11

Multiple Sources of Growth Additional upside from economic recovery Beyond 5 years Another 3-5 years Next 2-3 years 2013 - 2014 Prime expansion Non-prime re-emergence $400 billion potential pipeline1 Reverse Mortgages Over $1 trillion opportunity2 Other adjacent lending One West - $78 billion 2Q 2013 Others – $13 billion $436 billion 1) Internal analysis of specific identified opportunities that we may close in the next 12-18 months 2) LPS data on delinquencies and US government data on servicing market; see next slide for calculation 12

Strong Pipeline Strong pipeline of opportunities Current probability-weighted pipeline of $400 billion of UPB of specifically identified opportunities that we may close over next 12-18 months Bank divestiture Still in the “middle-innings” of the melt-down, with serious delinquencies, loans in foreclosure and REO approximately the same as the average over the past 4 years1 One Trillion dollars in delinquent servicing at banks, typically trades at ~25% delinquency, making the total potential population $4 trillion – we believe at least 25% is likely to trade = $1 trillion Banks driven by desire to improve consumer franchise, reduce costs and mitigate compliance burdens Additional pressure from future Basel III capital regulations Servicer Acquisitions Historically, most of Ocwen’s growth has come from acquisitions of existing servicers or their assets Low-cost and high productivity provide opportunity to continue to acquire inefficient servicers or those seeking to exit 1) Fannie Mae, Freddie Mac, FHFA, Bloomberg, Mortgage Bankers Association, and Green Street Advisors. 13

Embedded Growth: Long “Tail” to Existing Book’s Earnings Normalized Pre-Tax Profit1 Across Multiple Deals Forecasts Year 1 indexed to 100 1) Normalized Pre-tax profit excludes transition-related expenses that typically occur in year 1 14

Embedded Growth: A Stronger Economy Would Support Improved Profitability US Unemployment Rate1 Lower delinquency and re-default rates Lower involuntary prepayments that account for most non-prime CPR Higher interest rates – 10 year swap rate is up over ~135 bps in past nine Jun 2011 Jun 2012 Jun 2013 months – lowers voluntary prepayments 12-Month US Home Price Appreciation2 Lower Costs Higher Revenue Longer Earnings “Tail” 2011 Q1 2012 Q1 2013 Q1 1) Bureau of Labor Statistics 2) FHFA seasonally adjusted purchase-only house price appreciation over prior year quarter 15

Long-term: Multiple Opportunities for Growth Prime expansion Acquisition of Homeward Residential added origination platform in 2013 Acquisition of ResCap provided a top prime loan servicing platform Non-prime re-emergence Home-ownership rates dropping to lowest level in 50 years as many buyers shut-out by high credit standards in today’s mortgage market Already seeing politicians calling for some relaxation of QM standards Home-price improvements will induce private capital to accept “traditional” low-LTV non-prime risks Reverse mortgage & other adjacent products Purchase of Liberty Reverse Mortgage in 2013 provides industry leader in reverse mortgage originations Similar opportunities exist in a variety of adjacent spaces that leverage Ocwen’s core competitive advantages 16

Strong Forecasted Cash-flows, especially with an Improving Economy Forecasted 10-year Cumulative Adjusted Cash Flow from Operations Scenario 1 : Base case - No UPB growth, with cash reinvested at 5% return Scenario 2 : Base case with 50% immediate reduction in CPR and 50% delinquency reduction in 2014 Scenario 3 : Scenario 2 with re-investment of excess cash on balance sheet at 15% return 17

Balance Sheet: Ocwen Substantially Under-Levered Compared to Peers Debt Capacity – Peer Comparison(1) (2) 1) Comparison based on last reported data, as on 30th June 2013 2) Adjustment to Ocwen reported numbers consists of fair value adjustment of $637 million on MSRs – see slide on MSR valuation 3) Corporate Debt (Term loans/Notes issued by the corporate; and does not include any financing on servicing and origination) / Total equity minus goodwill 18

Experienced Management Team William C. Erbey, Executive Chairman With Ocwen and predecessors since 1983; Chairman of the Board of Directors since September 1996 1975 to 1983, General Electric Capital Corporation, last position as President & CEO of General Electric Mortgage Insurance Corporation Ronald M. Faris, President & Chief Executive Officer With Ocwen and predecessors / subsidiaries since 1991; President since March 2001, CEO since October 2010 Prior to 1991, with Kidder, Peabody & Co., Inc. and PricewaterhouseCoopers LLP John V. Britti, Executive Vice President & Chief Financial Officer With Ocwen since 2011, CFO since March 2012 Over 20 years in mortgage and financial servicers, including COO for mortgage insurer RMIC, Vice President at Freddie Mac and Capital One, and Senior Manager at McKinsey & Company Scott W. Anderson, Executive Vice President & Chief Servicing Officer With Ocwen since 1993 Assumed responsibility for Residential Loan Servicing operations in 2009 David Applegate, Executive Vice President, Lending With Ocwen since December 2012 Over 20 years of experience in the mortgage industry, including CEO of Homeward, President of GMAC mortgage and President of Radian Guaranty 19

Recent Transactions Update Homeward All loans were moved from Homeward platform by mid-April Integration and performance as planned ResCap Also progressing as planned Significant portion of private label securities moved from legacy ResCap platform to Ocwen’s platform All loans expected to be moved to Ocwen platform by first half of 2014 OneWest Components have been boarded Remainder expected to board before year end Greenpoint Expected to board before year end 20

Investment Summary Leading provider of residential and commercial mortgage loan servicing Low cost, scalable servicing platform and technology that helps keep borrowers in their homes Sustained history of growth in servicing portfolio with strong near-term and long-term growth prospects Strong cash-flow generation that leads earnings and enables growth without dilution Experienced, deep management team 21

Appendix Mortgage servicing 101 High quality asset nature of advances Portfolio summary Normalized pre-tax income Historical performance – quarterly and annual Historical cash flow data and adjusted cash flow from operations reconciliation Historical performance – total debt/net worth Historical performance – normalized return on equity Cash collected from borrowers Data on non-foreclosure resolution rate & modification re-default Prepayment rates Conservative accounting Estimated impact of normalization and alternate accounting policies Strong balance sheet with high quality assets Other supplemental disclosures 22

Mortgage Servicing 101 Residential mortgage loan servicing primarily involves: Collection and transfer of mortgage payments from Borrower Borrower Borrower Borrower borrowers Borrower Borrower Borrower Cash management and escrow account responsibilities Mitigation of losses through loan modifications, short sales Borrowers and other options Monthly Principal & Communication Administration of foreclosure and real estate owned Interest & Billing Servicers receive contractual fees based on the unpaid principal balance (“UPB”) of the loans serviced In most cases, if there is a shortfall in monthly collections from Servicer Servicer a delinquent borrower, the servicer is required to “advance” the missed payments and other costs Monthly Principal & The right to be repaid for these servicer advances is Servicing Fee Interest senior to the AAA securities issued by the MBS trusts, or “top-of-the-waterfall” The primary costs are operating expenses and the cost of Whole RMBS Loan GSEs funding servicer advances Trusts Loan Owners Owners 23

Advances are High Quality Assets OCN advance collateral coverage 6/30/13 Advances self-liquidate at par $3.4 Billion ~1.1% Advances have the right to be repaid at “top-of- Advance Servicer the-waterfall,” i.e. they are paid before any other Advances Rate $319.3 Billion payments to the trust (Property Value) $315.9 Billion ~98.9% Advances are substantially over-collateralized, as home prices would need to fall by over 90% The Downside for there to be insufficient funds to pay-back “Properties” Protection / Equity Cushion for Cushion advances at current advance rates Servicer Advances 24

Portfolio Summary, 2Q 2013 End of Period Servicing Portfolio in Billions of Dollars of UPB Total $ 436.3 (1) 1) Non-Agency includes $0.3 billion of mortgage loans held for sale 25

Pro-forma Portfolio Summary, 2Q 2013 End of Period Servicing Portfolio in Billions of Dollars of UPB (1) Total $ 505.8 (2) 1) Pro-forma portfolio includes estimates for OneWest and Green Point acquisitions and the recently closed sub-servicing deal and excludes Ally sub-servicing portion which is to be transferred to Quicken 2) Non-Agency includes $0.3 billion of mortgage loans held for sale 26

Normalized Pre-Tax Income Growth –Up 130% from Q2 2012 Normalized Pre-Tax Income Millions of Dollars Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Income before income taxes (GAAP) $70.2 $80.7 $76.5 $51.3 $87.5 Normalization Items: 1 Acq Transaction Costs 1.8 - 2.2 38.2 26.5 2 Funding Prepay/Cancellation - - 1.5 17.0 - 3 Consumer Relief Fund Reserve - - - - 52.8 4 Loss on Sale of Assets - - 3.1 - - 5 Discontinued/Sold Operations (5.1) (0.9) Total Normalization Items $1.8 $0.0 $6.8 $50.1 $78.4 Normalized pre-tax income (non-GAAP) $72.0 $80.7 $83.3 $101.4 $165.9 27

Q2 2013 Normalization: Income Statement Impact Millions of Dollars Q4 2012 Q1 2013 Q2 2013 Revenue Servicing and subservicing - $5.4 $2.2 Process management fees - $9.6 - Subtotal (A) - $15.0 $2.2 Operating Expense Compensation and benefits - $29.0 $18.7 Amortization of servicing rights - - -Servicing and origination $0.4 $4.9 $2.5 Technology and communications - $5.0 $1.6 Professional services $1.8 $3.7 $56.4 Occupancy and equipment - $2.4 $1.3 Other operating expenses - $1.2 $0.2 Subtotal (B) $2.2 $46.2 $80.7 Other Income (Expense) Interest expense ($0.1) ($0.8) -Other, net ($4.6) ($18.1) -Subtotal (C) ($4.7) ($18.9) - Total Normalization (B-A-C) $6.8 $50.1 $78.4 28

Historical Performance - Quarterly 29

Historical Performance - Annual Millions of Dollars Millions of Dollars Millions of Dollars 30

Strong Cash-flows that Lead Earnings Millions of Dollars * Adjusted cash flow from operations starts with Net cash provided by operating activities on Statement of Cash Flows and subtracts advance reductions used to pay down match-funded liabilities. See reconciliation on next slide in this presentation. 31

Consolidated Statement of Cash Flows – Adjusted Cash Flow from Operations Calculation Q2 2013 Adjusted Cash Flow from Operations of $295 million Three Months Ended Thousands of Dollars Sep 30, 2012 Dec 31, 2012 March 31,2013 June 30, 2013 Net Cash Provided by Operating Activities (A) 533,529 381,703 401,941 475,086 Decrease in Advances and Match Funded Advances (B) 439,274 229,726 186,420 242,731 Funding Efficiency (C) 76% 70% 73% 74% Reduction of match funded liabilities (D=B*C) 332,472 161,222 136,087 179,621 Adjusted Cash Flow from Operations (A-D) 201,057 220,481 265,854 295,465 32

Demonstrated Ability to De-lever After Acquisitions Total Debt/Consolidated Net Worth (1) at end of period HomEq acquisition 1)Total debt = Total liabilities excl. Other liabilities; Net worth = Total equity minus goodwill 33

Our ROE has been Increasing Over Time Note: Net Income / Total Equity. Normalized net income is calculated as reported normalized pre-tax income (non-GAAP) less income tax assuming same as reported tax rate for the quarter 34

# Ocwen Generates More Cash-Flow to Mortgage Investors

**Ocwen outperforms other subprime servicers in generating cash-flow from borrowers**



78%
76%
74%
72%
70%
68%
66%
64%
62%
60%
58%
75.7%
64.0%
Percentage of subprime PLS that have made 10 or more payments in the past 12 months - June 2013 Data
Ocwen
Others

**All 12 payments: 62.6% 55.0%**

Source: BlackBox Logic – Subprime securities data. *Ocwen data does not include recently acquired Homeward and ResCap loans*

35

OCWEN

Performance – Leader in Pre-foreclosure Loan Resolutions through Sustainable Modifications Ocwen maximizes NPV for investors by Modification acceptance rates are very high for keeping borrowers in their homes all modification types... % of Resolutions 2011 2012 H1 2013 Modification Type 2012 H1 2013 Modifications / Forbearance 49.8% 50.4% 45.4% HAMP 93.2% 92.6% Reinstatement / Total Debt Payoff 15.4% 18.3% 20.7% Non-HAMP 68.5% 69.0% DIL / Short Sale 6.6% 10.0% 11.2% Shared Appreciation Modification 82.4% 78.1% PRE-FORCLOSURE RESOLUTION RATE 71.7% 78.7% 77.3% Third Party Sale / REO / Charge Off 28.3% 21.3% 22.7% while re-default rates are well below the industry and continue to improve Re-default Ocwen Ocwen OCC / OTS Rates After Full Year 2011 Full Year 2012 2012 3 Months 3.5% 2.2% 7.1% 6 Months 12.5% 8.0% 13.3% 9 Months 20.0% 13.0% 18.7% Source: Company data and OCC Mortgage Metrics Report, Fourth Quarter 2012 dated March 2013, page 38; Loans Serviced for Others; 60 days or more delinquent Note: Data for loans on Ocwen’s servicing platform; excludes loans on the ResCap platform 36

Historical Prepayment Rates for Prime Loans Historical drivers of prime prepayments 40% 35% 30% 25% 20% 15% 10% 5% 0% Total Debt Pay Offs Regular Principal Amortization REO/CO/Other Involuntary Note: Historical prepayments data, includes historical ResCap loans 37

Historical Drivers of Non-Prime Prepayments Stable voluntary prepayments combined with declining delinquencies expected to drive down future prepayments 40% 35% 30% 25% 20% 15% 10% 5% 0% Total Debt Pay Offs Regular Principal Amortization REO/CO/Other Involuntary Note: Historical Ocwen prepayments data, includes ResCap loans March 2013 onwards 38

Strong Operations and Conservative Accounting Operations As advances are collected, it frees substantial cash – in the first half of 2013 OCN collected $429 million in advances Timing Differences Things we do not do that would accelerate earnings Most MSR’s carried at LOCOM i.e. no earnings write-up on over 90% of MSRs Advances purchased at a discount not booked as earnings when collected, but amortized over life of MSR Things we do that defer earnings Delinquent servicing fees booked when collected, not accrued – around $511.8 million at the end of Q2 2013 Amortization of servicing higher than actual CPR – Our estimated fair value of MSRs was $637 million higher than carrying value as of June 30, 2013 39

Estimated Impact of Normalization and alternate Accounting Policies (1) (1) Assuming advances purchased at discount are booked as earnings when collected 40

Strong Balance Sheet with High Quality Assets $ 1,882 million of equity2 supported by high quality assets with low amount of recourse debt High quality assets (as reported 06/30/13) ($ in Millions) Assets 6/30/2013 % of Total The balance sheet has high quality / low risk assets Investment Grade Quality consisting primarily of advance receivables Advances 3405.8 48.1% Advances are over-collateralized and have priority Cash 439.7 6.2% of repayment Cash Reserve Accounts 94.7 1.3% Deferred Tax Assets 96.4 1.4% 57% of assets are investment grade quality assets Total Investment Grade Quality 4,036.6 57.0% Ocwen’s second largest operating asset category, Other Assets MSRs, has never experienced a net impairment of greater than 2% MSR 1,785.2 25.2% Receivables and PPE 287.9 4.1% Duration matched liabilities and natural hedges LHFS and investment in Subs 408.0 5.8% Other Assets (1) 564.5 8.0% Total Other Assets 3,045.7 43.0% Total Asset 7,082.3 100.0% Source: Company filings. 1)Includes $390.6 million of goodwill. 2)Equity includes preferred equity 41

Loans Serviced UPB (in millions ) Loan Count June 30, 2013 March 31, 2013 (1) June 30, 2013 March 31, 2013 (1) Mortgage loans held-for-sale $ 299 $ 338 1,719 1,743 Owned mortgage servicing rights GSE 127,139 44,597 757,366 289,286 GNMA 33,568 36,060 213,278 224,994 Non agency 183,167 191,595 1,183,081 1,224,695 Total primary serviced mortgage loans $ 344,173 $ 272,590 2,155,444 1,740,718 Sub-serviced mortgage loans GSE $ 35,027 $ 134,832 172,988 734,327 GNMA 11,822 11,464 69,262 66,601 Non agency 45,232 48,524 388,231 390,848 Total sub-serviced mortgage loans $ 92,082 $ 194,820 630,481 1,191,776 Total loans serviced $ 436,255 $ 467,410 2,785,925 2,932,494 (1) Excludes approximately $1.7 billion and $.7 billion of UPB and related loan count of owned servicing and sub-serviced loans, respectively, that was deferred as a result of loan modification activity. Deferred UPB was included in the Q1 ’13 10-Q, mortgage servicing disclosures. All data excludes reverse mortgages 42

Owned MSR Portfolio by Vintage Total owned servicing Portfolio Origination Vintage (in thousands) 2009+ 2008 & prior Total Unpaid principal balance $ 121,943,982 $ 221,930,339 $ 343,874,321 MSR carry value 956,409 828,043 1,784,452 MSR value/UPB 0.78% 0.37% 0.52% Origination Vintage Unpaid principal balance by Investor (in thousands) 2009+ 2008 & prior Total FNMA $ 69,441,909 $ 5,504,887 $ 74,946,796 FHLMC 24,927,408 27,265,014 52,192,422 GNMA 27,373,567 6,194,319 33,567,886 Non Agency 201,098 182,966,118 183,167,217 Total $ 121,943,982 $ 221,930,339 $ 343,874,321 Origination Vintage Loan count by Investor 2009+ 2008 & prior Total FNMA 374,886 41,867 416,753 FHLMC 131,252 209,361 340,613 GNMA 163,105 50,173 213,278 Non Agency 1,523 1,181,558 1,183,081 Total 670,766 1,482,959 2,153,725 Origination Vintage Weighted average note rate 2009+ 2008 & prior Total FNMA 4.13% 5.05% 4.20% FHLMC 4.26% 5.04% 4.67% GNMA 4.69% 5.65% 4.87% Non Agency 4.66% 5.15% 5.15% Total 4.28% 5.15% 4.84% All data is for Q2 2013 end of period data, does not include loans held for sale or reverse mortgages 43

State Concentration of Serviced Assets UPB State (in millions) Loan Count CA $ 70,982 285,199 FL 27,604 180,588 NY 20,737 88,123 TX 17,558 169,817 NJ 15,348 72,611 IL 13,715 90,008 MD 11,745 57,131 MA 13,079 59,920 VA 10,758 56,848 Other 142,647 1,095,199 Total primary servicing $ 344,173 2,155,444 UPB State (in millions) Loan Count CA $ 26,132 105,827 FL 6,131 32,377 TX 4,759 40,750 IL 3,538 21,554 NJ 4,143 32,788 CO 2,946 19,987 MA 2,826 20,735 WA 2,987 17,886 AZ 2,762 17,912 Other 35,857 320,665 Total sub-serviced $ 92,082 630,481 Q2 2013 end of period data, includes loans held for resale and excludes reverse mortgages 44